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Colonial
Mutual Funds
One Financial Center
Boston, Massachusetts
02111-2621


October 19, 1998

VIA EDGAR
Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C. 20549

Re:      Colonial Trust III (the "Trust")
                Crabbe Huson Small Cap Fund
                The Crabbe Huson Special Fund
                Crabbe Huson Equity Fund
                Crabbe Huson Managed Income & Equity Fund
                Crabbe Huson Real Estate Investment Fund
                Crabbe Huson Oregon Tax-Free Fund
                Crabbe Huson Contrarian Income Fund
                (Collectively, the "Funds")
         File Nos. 811-881 & 2-15184

Ladies and Gentlemen:

Pursuant to the requirements of Rule 497(j) under the Securities Act of 1933, please accept this letter as certification that the Prospectuses and Statement of Additional Information dated October 19, 1998 for the Funds does not differ from that contained in Post-Effective Amendment No. 103 (the "Amendment") to the Trust's Registration Statement on Form N-1A. The Amendment was filed electronically on October 19, 1998.

The Funds' Class A, B, C, Prospectuses and Supplement thereto each dated October 19, 1998 and Statement of Additional Information dated October 19, 1998, are now being used in connection with the public offering and sale of shares of the Funds. The Supplement to Prospectuses dated October 19, 1998, was also included with the Amendment.

A Prospectus of certain Funds which offer Class I shares and also dated October 19, 1998, is also contained in the aforementioned Amendment.

Each Fund is a separate portfolio of the Trust.

Very truly yours,

COLONIAL TRUST III


Ellen Harrington
Assistant Secretary

cc:       M. Muller (5)
          B. Slavet
          E. Edson
          Portfolio Managers
          D. Young(2)